Redeemable Noncontrolling Interest	12 Months Ended
Jun. 30, 2011
Redeemable Noncontrolling Interest [Abstract]
Redeemable Noncontrolling Interest

11.    Redeemable Noncontrolling Interest

In April 2010, a subsidiary of the Company entered into an agreement to establish a venture with Middlebury College (Middlebury) to form a new entity named Middlebury Interactive Languages LLC (MIL) effective May 2010. The Company's investment into this venture consisted of $4.0 million in cash and contributed assets, including substantially all of its foreign languages subsidiary, in return for a 60% ownership interest. Middlebury's investment in the venture consisted of $4.0 million in cash, $0.6 million in assumed liabilities and contributed assets, including a license to use its trademark and a foreign language instruction summer camps business, in return for a 40% ownership interest. The purpose of the venture is to create and distribute innovative, high-quality online language courses under the trademark Middlebury and other marks. Transaction expenses incurred by the Company related to this transaction included in selling, administrative and other operating expenses were $0.2 million.

At any time after the fifth (5th) anniversary of the agreement, Middlebury may give written notice of its irrevocable election to sell all (but not less than all) of its Membership Interest to the Company (put right). The purchase price for Middlebury's Membership Interest shall be its fair market value and the Company may, in its sole discretion, pay the purchase price in cash or shares of the Company's common stock. The agreement also includes a provision whereby, if certain milestones are not met related to expanding the business by June 2014, Middlebury will have the option to repurchase certain contributed assets at their fair market value.

The transaction resulted in a change in ownership interest of the subsidiary that did not result in loss of control and was accounted for by the Company as an equity transaction in accordance with the provisions of ASC 810 (formerly SFAS 160, Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB 51). The assets contributed by Middlebury were initially recorded at their fair value.

Given the provision of the put right, the redeemable noncontrolling interest is redeemable outside of the Company's control and it is recorded outside of permanent equity at its redemption value fair value in accordance with EITF Topic D-98, Classification and Measurement of Redeemable Securities. The Company will adjust the redeemable noncontrolling interest to redemption value on each balance sheet date with changes in redemption value recognized as an adjustment to retained earnings, or in the absence of retained earnings, by adjustment to additional paid-in-capital.

The following is a summary of the activity of the redeemable noncontrolling interest for the years ended June 30, 2011 and 2010:

Value
Initial recording of redeemable noncontrolling interest	$17,374
Net loss	(365)
Adjustment to redemption value	365

Balance of redeemable noncontrolling interest at June 30, 2010	17,374
Net loss	(1,113)
Adjustment to redemption value	939

Balance of redeemable noncontrolling interest at June 30, 2011	$17,200